UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

SELECTQUOTE, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 001-39295

Delaware	94-3339273
(State of incorporation)	(I.R.S. Employer Identification No.)

6800 West 115th Street, Suite 2511 Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

(913)-599-9225

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class: Common Stock	Trading Symbol	Name of each exchange on which registered
$0.01 par value	SLQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On May 26, 2020, the Company’s Sixth Amended and Restated Certificate of Incorporation became effective. A description of the Sixth Amended and Restated Certificate of Incorporation is set forth in the section of the Company’s prospectus filed on May 22, 2020 pursuant to Rule 424(b) under the Securities Act relating to the Company’s Registration Statement on Form S-1, as amended (Registration No. 333-236555) (the “Prospectus”) entitled “Description of Capital Stock.” The description of the Sixth Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Sixth Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1.

Amendment and Restatement of Bylaws

On May 26, 2020, the Company’s Amended and Restated Bylaws became effective. A description of the Amended and Restated Bylaws is set forth in the section of the Prospectus entitled “Description of Capital Stock.” The description of the Amended and Restated Bylaws is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws attached hereto as Exhibit 3.2.

Item 8.01.	Other Events.

On May 26, 2020, the Company consummated its previously announced initial public offering of 32,775,000 shares of its common stock, par value $0.01 per share (the “Common Stock”), including the full exercise by the underwriters of their option to purchase 4,275,000 additional shares of Common Stock, at a price to the public of $20.00 per share (the “IPO”). The Company sold 18,000,000 shares of Common Stock in the IPO and certain of its existing stockholders sold 14,775,000 shares of Common Stock in the IPO. On May 26, 2020, the Company issued a press release in connection with the closing of the IPO. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Sixth Amended and Restated Certificate of Incorporation of SelectQuote, Inc.

3.2	Amended and Restated Bylaws of SelectQuote, Inc.

99.1	Press Release dated May 26, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTQUOTE, INC.

By:	/s/ Raffaele Sadun
Raffaele Sadun
Chief Financial Officer

Dated: May 26, 2020